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                                                                      EXHIBIT 24

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, Young J. Boozer, III, and W. Flake Oakley, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), during the term of this power of attorney; to sign any registration statement and any amendments thereto of the Registrant for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        This Power of Attorney supersedes and revokes any previous power of attorney of the Registrant relating to the forgoing matters and shall terminate at the conclusion of the regular board meeting of the Registrant in January 1998.

        Done this 15th day of January, 1997, in the City of Montgomery, Alabama.


/s/ Robert E. Lowder                            Chairman of the Board,
-------------------------------                 President and Chief
Robert E. Lowder                                Executive Officer

/s/ Young J. Boozer                             Director
-------------------------------
Young J. Boozer

/s/ William Britton                             Director
-------------------------------
William Britton

/s/ Jerry J. Chesser                            Director
-------------------------------
Jerry J. Chesser

/s/ Augustus K. Clements, III                   Director
-------------------------------
Augustus K. Clements, III
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/s/ Robert Craft                                        Director
-------------------------------
Robert Craft

/s/ Patrick F. Dye                                      Director
-------------------------------
Patrick F. Dye

/s/ Clinton Holdbrooks                                  Director
-------------------------------
Clinton Holdbrooks

/s/ D. B. Jones                                         Director
-------------------------------
D. B. Jones

/s/  Harold D. King                                     Director
-------------------------------
Harold D. King

/s/ John Ed Mathison                                    Director
-------------------------------
John Ed Mathison

/s/ Milton McGregor                                     Director
-------------------------------
Milton McGregor

/s/ John C. H. Miller, Jr.                              Director
-------------------------------
John C. H. Miller, Jr.

/s/ Joe D. Mussafer                                     Director
-------------------------------
Joe D. Mussafer

/s/ William E. Powell, III                              Director
-------------------------------
William E. Powell, III

/s/ Donald J. Prewitt                                   Director
-------------------------------
Donald J. Prewitt

/s/ Jack H. Rainer                                      Director
-------------------------------
Jack H. Rainer

/s/ Frances E. Roper                                    Director
-------------------------------
Frances E. Roper

/s/ Ed V. Welch                                         Director
-------------------------------
Ed V. Welch





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